Exhibit 99.1

Corporate Presentation 2Q 2024

Forward-Looking Statements

This presentation and any accompanying oral presentation have been prepared by ADC Therapeutics SA ("ADC Therapeutics", "we" or "us") for informational purposes only and not for any other purpose. Nothing contained in this presentation is, or should be construed as, a recommendation, promise or representation by the presenter or ADC Therapeutics or any officer, director, employee, agent or advisor of ADC Therapeutics. This presentation does not purport to be all-inclusive or to contain all of the information you may desire. Information provided in this presentation and any accompanying oral presentation speak only as of the date hereof.

This presentation contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. In some cases you can identify forward-looking statements by terminology such as "may", "assumes", "will", "should", "would", "expect", "intend", "plan", "anticipate", "believe", "estimate", "predict", "potential", "seem", "seek", "future", "continue", or "appear" or the negative of these terms or similar expressions, although not all forward-looking statements contain these identifying words. Forward-looking statements are subject to certain risks and uncertainties that can cause actual results to differ materially from those described. Factors that may cause such differences include, but are not limited to: the success of the Company's updated corporate strategy; the expected cash runway into mid-2026, the effectiveness of the new commercial go-to-market strategy, competition from new technologies, the Company's ability to grow ZYNLONTA® revenue in the United States; Swedish Orphan Biovitrum AB (Sobi®) ability to successfully commercialize ZYNLONTA® in the European Economic Area and market acceptance, adequate reimbursement coverage, and future revenue from the same; approval by the NMPA of the BLA for ZYNLONTA® in China submitted by Overland ADCT BioPharma and future revenue from the same, our strategic partners', including Mitsubishi Tanabe Pharma Corporation, ability to obtain regulatory approval for ZYNLONTA® in foreign jurisdictions, and the timing and amount of future revenue and payments to us from such partnerships; the timing and results of the Company's or its partners' research and development projects or clinical trials including LOTIS 5 and 7, ADCT 601 and 602 as well as IITs in FL and MZL and early research in certain solid tumors with different targets, linkers and payloads; the timing and outcome of regulatory submissions or NCCN compendia inclusion for the Company's products or product candidates; actions by the FDA or foreign regulatory authorities; projected revenue and expenses; the Company's ability to enter into business development or research collaboration transactions; the Company's indebtedness, including Healthcare Royalty Management and Blue Owl and Oaktree facilities, and the restrictions imposed on the Company's activities by such indebtedness, the ability to comply with the terms of the various agreements and repay such indebtedness and the significant cash required to service such indebtedness; and the Company's ability to obtain financial and other resources for its research, development, clinical, and commercial activities. Additional information concerning these and other factors that may cause actual results to differ materially from those anticipated in the forward-looking statements is contained in the "Risk Factors" section of the Company's Annual Report on Form 10-K and in the Company's other periodic and current reports and filings with the U.S. Securities and Exchange Commission. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance, achievements or prospects to be materially different from any future results, performance, achievements or prospects expressed in or implied by such forward-looking statements. The Company cautions investors not to place undue reliance on the forward-looking statements contained in this document.

Forward-looking statements are based on our management's beliefs and assumptions and on information currently available to our management. No assurance can be given that such future results will be achieved. Such forward-looking statements contained in this presentation speak only as of the date of this presentation. The Company expressly disclaim any obligation or undertaking to update these forward-looking statements contained in this presentation to reflect any change in our expectations or any change in events, conditions, or circumstances on which such statements are based unless required to do so by applicable law. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements.

Certain information contained in this presentation relates to or is based on studies, publications, surveys, and other data derived from third-party sources and our own internal estimates and research. While we believe these third-party sources to be reliable as of the date of this presentation, we have not independently verified, and we make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involve a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, although we believe our own internal research is reliable, such research has not been verified by any independent source.

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3 ADC Therapeutics at a Glance Solid Tumors Advancing ADCT - 601 targeting AXL in the clinic and multiple investigational ADCs Hematology Maximizing ZYNLONTA® in 3L+ DLBCL and expanding into earlier lines of DLBCL and indolent lymphomas; advancing ADCT - 602 targeting CD22 Corporate Cash runway into mid 2026* with multiple catalysts through 1H 2025 Platform Pioneering ADC field with robust technology toolbox and specialized end - to - end capabilities * Cash runway assumes receipt of anticipated regulatory milestone payments under the Company’s collaboration agreements and use of the amount it is required to maintain under its loan agreement . ADC: Antibody Drug Conjugate; DLBCL: Diffuse Large B - Cell Lymphoma

4 Clinical Strong track record including an approved product with robust lifecycle management and multiple clinical assets Platform Validated and differentiated ADC platform with multiple payloads and targets Regulatory Proven capabilities securing FDA and EMA approvals for ZYNLONTA and multiple INDs Platform and Capabilities for Developing Optimized ADCs CMC: Chemistry, Manufacturing and Controls; PBD: Pyrrolobenzodiazepines Discovery Cutting - edge research to select the optimal targeting moiety, linker, and payload Development Swiftly moving from research to clinical trials with an optimized development strategy Manufacturing Robust in - house CMC capabilities enhanced by a top - tier external manufacturing network Commercialization Integrated go - to - market model with experienced team

5 Corporate and Capital Allocation Strategy Based on Twin Pillars of Hematology and Solid Tumors DLBCL: Diffuse Large B - Cell Lymphoma; FL: Follicular Lymphoma; MZL: Marginal Zone Lymphoma; NSCLC: Non - Small Cell Lung Cancer; ALL: Acute Lymphoblastic Leukemia. Short - Mid Term Hematology Portfolio ZYNLONTA ▪ Primary focus for capital allocation ▪ De - risked asset with $500M+ peak sales potential ▪ Investing to optimize commercial execution in 3L+ DLBCL and potential expansion into earlier lines (LOTIS - 5: rituximab combination, LOTIS - 7: bispecific combinations) and indolent lymphomas (FL and MZL) OTHER ASSETS ▪ ADCT - 602 (CD22) in Phase 1 in ALL Solid Tumor Portfolio ADCT - 601 (AXL) ▪ Optimizing dose for expansion as single agent and / or in combination in sarcoma, pancreatic, and NSCLC Next - generation ADCs ▪ Differentiated exatecan - based payload with novel hydrophilic linker, targeting Claudin - 6, NaPi2b, PSMA, ASCT2 ▪ Advancing one candidate to IND COLLABORATION STRATEGY ▪ Partnership/collaboration approach to support progression of broad early - stage portfolio ▪ Non - dilutive capital from partners to help fund internal development of select solid tumor programs

Focused Pipeline in Hematology and Solid Tumors



Preclinical
Phase 1a
Phase 1b
Phase 2
Phase 3 / Confirmatory
Expected Milestones
Hematology
ZYNLONTA | Targeting CD19
LOTIS-2 in 3L+ DLBCL
FDA approved (AA)
LOTIS-5 with rituximab in 2L+ NTE DLBCL
Confirmatory
LOTIS-7 with glofitamab in r/r NHL¹
LOTIS-7 with mosunetuzumab in r/r NHL¹
U of Miami IIT with rituximab in r/r FL
U of Miami IIT single agent in r/r MZL
LOTIS-5: Complete enrollment in 2024
LOTIS-7: Initial dose expansion data with glofitamab in 2H 2024
IITs: Updates at medical meetings in 2024 / 2025
ADCT-602 | Targeting CD22
Acute Lymphoblastic Leukemia
Additional data from Phase 1 study in 2024
Solid Tumors
Mipasetamab uzoptirine (ADCT-601) | Targeting AXL
Single agent and with gemcitabine in adv. / met. Sarcoma
Single agent and with gemcitabine and others in adv. / met. Pancreatic
Single agent and other combinations in adv. / met. NSCLC²
Additional data from Phase 1 study in 2024
Next-Gen ADCs | Exatecan Payload with Novel Linker
NaPi2b
Candidate selected
Claudin-6
Candidate selected
PSMA
Candidate selection in 2024
ASCT2
Candidate selection in 2024

Anticipated milestones set forth in this chart are subject to further future adjustment. NTE: Non-Transplant Eligible. 1. DLBCL, FL, MZL 2. Non-selected advanced / metastatic NSCLC completed. Moving forward with AXL expressing NSCLC contingent on in-house IHC assay.
AA: Accelerated Approval.

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Advancing ZYNLONTA Development in B-Cell Lymphomas

ADC THERAPEUTICS

Projected U.S. Market Value[2], 2023 5-year prevalence[3]


DLBCL
$3.1b[2], ~109 K patients
FL
$2.6b[2], ~61 K patients
MZL^
$1.4b[2], ~38 K patients
1L (~70%)
1L (~65%)
1L (~61%)
2L (~21%)
2L (~24%)
2L (~27%)
3L+ (~9%)
3L+ (~11%)
3L+ (~12%)
Proportion of patients by line-of-therapy*
DLBCL, FL & MZL account for ~60% of mature B-cell lymphomas[1]

Key: Current Approval | Current Development Areas

Current Development Areas

- **LOTIS-5 and LOTIS-7** potential to move ZYNLONTA into **2L+ DLBCL**
  - **LOTIS-5 (ZYNLONTA + R):** 20 patient safety run-in data showed ORR of 80%, CR of 50% with no new safety signals; accelerating patient enrollment/completion expected in 2024
  - **LOTIS-7 (ZYNLONTA + BsAbs):** Dose escalation in Phase 1b trial completed with no dose-limiting toxicities and early signs of anti-tumor activity; Part 2 dose expansion initiated with ZYNLONTA in combination with glofitamab at the 120 µg/kg and 150 µg/kg dose levels in 2L+ DLBCL

- Initial IIT data suggests ZYNLONTA regimen could provide benefit in indolent lymphomas:
  - **FL 2L+ high-risk (ZYNLONTA + R):** 96% ORR, 85% CR, N=27
  - **MZL 2L+ (ZYNLONTA):** 13 achieved a complete response and 1 achieved a partial response, N = 15

*Distribution by line of therapy is based on the incident, drug-treated population; ^Internal analysis of Global Data (2017) and Clarivate DRG (2022). Source: 1. Leukemia & Lymphoma Society website; 2. Clarivate DRG (2022) and Global Data (2017); 3. Cerner Enviza CancerMPact (2023).

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Significant opportunity for ZYNLONTA combinations in 2L+, despite a highly evolving market

ADC THERAPEUTICS

ILLUSTRATIVE


3L+ (~6 K patients)
~40%
CAR-T
✓ BsAbs[1]
Monjuvi + Len
Clinical Trials
ZYNLONTA
Polivy + BR
~60%
ZYNLONTA
Monjuvi + Len
R-Based Chemo
Polivy + BR
2L (~11 K patients)
~35%
CAR-T
Salvage +/- ASCT
Clinical Trials
~65%
Pola-BR
R-Based Chemo
Monjuvi + Len
1L (~30 K patients)
~30%
R-CHOP
✓ Polivy + R-CHP
~70%
✓ Polivy + R-CHP
R-CHOP
Academic
Community

MARKET EVOLUTION

- Despite recent advancements, a true SoC only exists in 1L and in the academic setting in 2L with CAR-T
- Aside from CAR-T, the market is evolving towards combinations with off-the-shelf agents as a cornerstone
- With polatuzumab moving into 1L, retreatment with pola-based combos in 2L+ may be less likely
- Need for novel combinations in the 2L+ in community centers and 3L+ in academic settings with better efficacy and tolerability

ZYNLONTA POTENTIAL

ZYNLONTA + rituximab ***(LOTIS-5, Ph3)*** **has the potential to:**

- Provide competitive efficacy with a familiar safety profile
- Be a SoC in the 2L+ setting in community centers and 3L+ in academic settings

ZYNLONTA + bispecifics ***(LOTIS-7, Ph1b)*** **combinations may:**

- Improve efficacy over BsAbs and other combinations in 2L+ academic settings
- Improve CRS rates and enable broader accessibility to community centers in 2L+

Key ✓ Recently approved | Shifting to 1L use | No standard of care

1. Epcoritamab or Glofitamab. Source: Putnam Associates Primary Research.
SoC: standard of care, BsAbs: bispecific antibodies, CRS: cytokine release syndrome

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LOTIS-5: Developing ZYNLONTA to be the Combination Agent of Choice in Earlier Lines of Therapy

ADC THERAPEUTICS

LOTIS-5 Overview

- **Patient Population:** 2L+ DLBCL, ASCT ineligible
- **Summary:** Ph3 confirmatory trial in combination with rituximab
- **Study Design:** Randomized, open-label, two-part, two-arm, multi-center clinical trial of ZYNLONTA combined with rituximab compared to immunochemotherapy in patients with relapsed or refractory DLBCL
- **Primary and Secondary Endpoints:**
  - Primary endpoint - to evaluate the efficacy of ZYNLONTA combined with rituximab compared to standard immunochemotherapy, as measured by PFS
  - Secondary endpoints include OS; ORR; CRR; DoR; frequency and severity of adverse events; changes from baseline in safety laboratory and clinical variables; concentration and pharmacokinetic parameters of ZYNLONTA; immunogenicity; and changes in patient-reported outcomes
- **Initial Data:** Updated safety lead-in results at SOHO 2023: ORR of 80%, CR of 50% with no new safety signals

Status and Next Steps

- Enrollment ongoing in randomized portion; > 2/3rd patients enrolled
- Required number of pre-specified progression free survival events unchanged from original study design; total number of patients enrolled dependent on patient censoring rate
- In January 2024, IDMC noted no safety concerns, recommended study to proceed
- Expect full enrollment in 2024
- Depending on events, potential data by end of 2025

Target Positioning

Competitive 2L+ efficacy with favorable safety and convenient dosing schedule, well-suited for use in both academic and community settings

*As of March 13, 2024

IDMC: Independent Data Monitoring Committee, OS: Overall Survival, ORR: Overall Response Rate, CRR: Complete Response Rate, DoR: Duration of Response

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LOTIS-7: Combining ZYNLONTA with Bispecific Antibodies (Glofitamab or Mosunetuzumab)

ADC THERAPEUTICS

Screening Period (≤28 d)		Treatment Period (cycles of 21 days)	
Part 1 3+3 Dose escalation (ZYNLONTA 90, 120, and 150 µg/kg)	r/r DLBCL, FL, MZL for both arms	Glofitamab + escalating doses of ZYNLONTA Q3W[1] *Enrollment began July 2023*	End of Treatment
		Mosunetuzumab + escalating doses of ZYNLONTA Q3W[2] *Enrollment began July 2023*	End of Treatment
Part 2 Dose expansion	*May* include r/r DLBCL, FL, and MZL	ZYNLONTA will be given at RD for the specific combinations and subpopulations determined in part 1	End of Treatment

STUDY POPULATION

- Relapsed or Refractory B-NHL patients and have received: Part 1: >2 systemic treatment regimens; Part 2: >1 systemic treatment regimens
- Prior autologous SCT (>100 days) or CAR-T (>30 days) is allowed

RATIONALE

- Distinct MOAs and non-overlapping toxicities, except neutropenia
- Most potent off-the-shelf, single agent drugs approved in DLBCL
- ZYNLONTA use prior to glofitamab may debulk the tumors and reduce peripheral B cells, leading to lower CRS rates

ENDPOINTS

- Primary: Safety and tolerability; MTD and/or RD
- Secondary: Efficacy: ORR, DOR, CRR, PFS, RFS, OS; Pharmacokinetics and Immunogenicity

Part 1 Dose Escalation Completed

- Dose escalation in Phase 1b trial completed with no dose-limiting toxicities, no or low-grade cytokine release syndrome and no immune effector cell-associated neurotoxicity syndrome across all patients and early signs of anti-tumor activity
- Part 2 dose expansion initiated with ZYNLONTA in combination with glofitamab at the 120 µg/kg and 150 µg/kg dose levels in 2L+ DLBCL

1. Obinutuzumab pretreatment 1000mg on C1D1; ZYNLONTA administered on C1D2; administration of 1st and 2nd step-up dose(s) of IV glofitamab (2.5mg on C1D8 & 10mg on C1D15); ZYNLONTA plus glofitamab 30mg on C2D1 and beyond (reduce ZYNLONTA to 75 ug/kg at C3 if starting dose is 120 ug/kg or higher)
2. ZYNLONTA plus subcutaneous mosunetuzumab 1st step-up dose of 5 mg on C1D1, followed by mosunetuzumab 2nd step-up & target dose of 45 mg for C1D8 & C1D15; ZYNLONTA plus 45mg of subcutaneous mosunetuzumab on C2D1 and beyond (reduce ZYNLONTA to 75 µg/kg at C3 if starting dose is 120 ug/kg or higher)

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11 Arm F* (ZYNLONTA + Mosun) n = 9 Arm E* (ZYNLONTA + Glofit ) n = 9 n (%) Grade 4 (44.4%) 2 (22%) Grade 1 1 (11%) 1 (11%) Grade 2 0 (0%) 0 (0%) Grade > 3 5 (55.6%) 3 (33.3%) Total CRS Profile ▪ After the first investigator assessment, e vidence of anti - tumor activity (complete response or partial response) was observed among the majority of patients ▪ Majority of CRS events were grade 1 and no CRS > grade 2 was observed ▪ All CRS grade 2 events responded to Tocilizumab / corticosteroids; no requirement for pressors or ICU management Initial Safety Findings Initial Efficacy Findings LOTIS - 7 Part 1 Dose Escalation Data as of April 19, 2024 * Arm E: Loncastuximab + Glofitamab - obi is dosed C1D1, lonca dosed C1D2, and glofit dosed C1D8, Arm F: Loncastuximab + Mosunetuzumab - both dosed on C1D1.

12 CR ZYNLONTA + Rituximab IIT Showed Strong Initial Signals in High - risk r/r FL, including POD24, with 96% ORR and 85% CR rates Patient Population – 2L+ FL U of Miami IIT in 2L+ FL Overview 1L ▪ Highlights of Phase 2 study of ZYNLONTA with rituximab in patients with high - risk relapsed/refractory follicular lymphoma presented at ASH include: ‒ N = 33 patients enrolled, 27 patients evaluable for efficacy and 32 patients evaluable for toxicity ‒ Best overall response rate of 96% and CR rate of 85% ‒ After a median follow - up of 9.7 months, the median progression - free survival (PFS) was not reached, and the 12 - month PFS was 92% ‒ Majority of adverse events (AEs) were grade 1. Grade 3 AEs included neutropenia (n=2; 6%), and one case each (3%) of hyperglycemia, increased ALT, fatigue, dyspnea and skin infection. Neutropenia was the only grade 4 AE (n=1; 3%) ^Data does not include R - / Obin - CHOP or R - / Obin - CVP which are included in 2L+ NCCN preferred guidelines based on 1L systemic therapy data only. * Bendamustine mono - therapy has broad FDA approval in indolent B - cell non - Hodgkin lymphoma after R - containing regimens, however, is not specific to FL. 1. GALEN study ( single arm, multicenter ph 2; n = 88); 2. GADOLIN study (randomized ph3 of B + O vs. B; total n = 396, total FL n= 321, B+O FL n = 155; AUGMENT study (r an domized ph 3 of R2 vs. R; total n = 358, total FL n = 295, R2 FL n = 147, R mono FL n = 148); 4. Cerner Enviza CancerMPact (2023), d istribution by line of therapy is based on the incident, drug - treated population; 5. Casulo et al., J Clin Oncol (2015), Casulo et al., Blood (2022). Benda* + Obin (2L+) 2 17% ~21 K 2L+ FL patients U.S. 5 - year Prevalence 4 3L+ Key: 2L 1L ▪ University of Miami plans to expand the number of trial participants up to 100 and add other cancer research centers ▪ Data is expected to be published at a medical conference ▪ Path forward will be discussed with regulatory authorities and compendia Next Steps ▪ Estimated 6 K 2L+ FL patients are drug - treated in the US annually 4 , of which ~20% are POD24 patients , characterized by an unfavorable prognosis 5 NCCN Preferred Regimens with 2L+ Data Len + Obin (2L+) 1 38% 0 - 80 - ORR % 60 - 40 - 20 - Len + Rituximab (R2) (2L+) 3 78% Benda* + Obin (2L+) 2 79% Len + Obin (2L+) 1 79% Len + Rituximab (R2) (2L+) 3 34% FDA Approved / NCCN Preferred^ NCCN Preferred^ Only 0 - 80 - % 60 - 40 - 20 -

13 ZYNLONTA IIT Showed Strong Initial Signals in 15 r/r MZL patients with 13 achieving a CR and 1 achieving a PR ▪ 2 sites currently enrolling, expanding to 5 sites to accelerate trial enrollment ▪ ADCT plans to potentially pursue regulatory pathway and compendia in parallel as soon as sufficient data is available ▪ Highlights of Phase 2 study of ZYNLONTA in patients with relapsed/refractory marginal zone lymphoma presented at LRF’s 2024 MZL Scientific Workshop include: ‒ Initial data as of April 19, 2024 in 15 patients (n total = 50) showed 13 achieved a complete response and 1 achieved a partial response ‒ ZYNLONTA was generally well - tolerated , and safety was consistent with the known profile ▪ Total addressable 2L+ MZL patient population has a potential peak market value of approximately $500 M 9 ; Potential expansion in MZL contributes to the overall ZYNLONTA growth strategy in NHL Next Steps NCCN Preferred Regimens with 2L+ Data Patient Population – 2L+ MZL ~15 K 2L+ MZL patients U.S. 5 - year Prevalence 8 1L 1L 0 - 80 - ORR Benda* + Obin 1 Zanubritinib 2 68% % 79% 60 - Len + Rituximab (R2) 4 65% CR 40 - 20 - Zanubritinib 2 26% Acalabrutinib 3 53% Acalabrutinib 3 13% Pirtobrutinib 5 50% Pirtobrutinib 5 2.8% FDA Approved / NCCN Preferred^ N = 63 – 68 NCCN Preferred^ Only N = 36 – 46 ^ Data does not include R - CHOP, R - CVP, or B - R data which are included in 2L+ NCCN preferred guidelines based on 1L systemic ther apy data only; * Bendamustine mono - therapy has broad FDA approval in indolent B - cell non - Hodgkin lymphoma after R - containing regimens, however, is not specific to MZL; bendamustine combinations are not FDA approved for MZL and are guidelines only. Source: 1. GADOLIN study (randomized ph3 of B + O vs. B; total n = 396, total MZL n= 46, B+O MZL n = 27); 2. MAGNOLIA Trial (single arm, multicenter ph 2; n = 68); 3. ACE - LY - 003 study (part 2 of multicenter, ph 1/2b; n = 43); 4. AUGMENT study (randomized ph3 of R2 vs. R; total n = 358, total MZL n = 63, R2 MZL n = 31, R mono MZL n = 32); 5. BRUIN study ( ph 1/2 of pirtobrutinib in CLL/SLL and NHL, total estimated n = 860, total MZL n = 36). 6. Clarivate DRG (2022); 7. Global Data (2017); 8. Cerner Enviza CancerMPact (2023), d istribution by line of therapy is based on the incident, drug - treated population ; 9. Assumes total addressable population and average net price for ZYNLONTA in 2030 with a CAGR of ~2% and ~3% respectively, an d average cycles expected in MZL. ▪ Estimated 3 – 4 K 2L+ MZL patients are drug - treated in the US annually 6 - 8 ; despite patients achieving durable responses, high unmet medical need remains with <30% CR for 2L+ NCCN preferred treatments 1 - 5 U of Miami IIT in 2L+ MZL Overview 3L+ Key: 2L 1L 0 - 80 - % 60 - 40 - 20 - Benda* + Obin 1 17% Len + Rituximab (R2) 4 29%

ADCT-601: A Novel, Potent Approach to Targeting AXL

ADCT-601 Structure


Glc Nac
Gal Nac
Sp
PBD
Fuc

Antibody

Anti-human AXL antibody

Linker + payload

HydraSpace™ *cleavable linker and SG3199 (PBD dimer cytotoxin)*

ADCT-601 MOA


ADCT-601
Cancer
Cell Death

Warhead released after internalization, and binds in minor groove of DNA

Cross-link DNA


Pu G A T C Py
5'
3'
Py C T A G Pu

- *PBD dimer creates interstrand cross-links*
- *No DNA distortion*
- *Avoids DNA repair mechanism*

Anticipated Differentiation

- Potential best-in-class ADC against a **target expressed across multiple solid tumor types** with unmet medical needs
- First **AXL-targeted ADC conjugated to a PBD** dimer cytotoxin
- **Glycoconnect™**,[1] and **Hydraspace™**,[1] technology **enhance the TI of ADCT-601 three-fold in preclinical models** compared to ADCs manufactured by random stochastic conjugation

Note: 1. GlycoConnect and HydraSpace are technologies licensed from Synaffix; TI: therapeutic index; MTD: maximum tolerated dose; GlcNac: N-acetyl-glucosamine; GalNac: N-acetylgalactosamine; SP: Spacer; PBD: Pyrrolobenzodiazepine.
Source: Zammarchi et al., *Mol Cancer Ther* (2022)

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ADCT-601 Phase 1 Trial Design

ADC THERAPEUTICS

	Part 1: 3+3 Dose Escalation – Ongoing		Part 2: Dose Optimization/Expansion
	Doses Tested	**Indications Tested**	**Prioritized Indications**
ADCT-601 MONOTHERAPY	• 7.5 mg • 11 mg • 13 mg (Dose / schedule optimization ongoing) • 15 mg (MID)	Advanced/metastatic Sarcoma indications[1] Advanced/metastatic NSCLC Any solid tumors with AXL amplification[2]	Advanced/metastatic Tissue Sarcoma Advanced/metastatic Pancreatic Cancer Advanced/metastatic AXL Expressing NSCLC
ADCT-601 WITH GEMCITABINE	• 3.8 mg 601 +1000 mg/m Gem • 11 mg 601 + 1000mg/m Gem • 7.5 mg 601 +1000 mg/m Gem • 11 mg 601 + 800mg/m Gem • 13 mg 601 +1000 mg/m Gem • 13 mg 601 + 800mg/m Gem	Advanced/metastatic Sarcoma indications[1]	Advanced/metastatic Sarcoma indications[1] Advanced/metastatic Pancreatic Cancer

Key:
- High AXL expression within a small indication (PoC)
- Moderate AXL expression within a large indication
- Subpopulation with high AXL expression within a large indication

Note: [1] Sarcoma indications can include any from the following categories - soft tissue sarcoma (leiomyosarcoma, liposarcoma, undifferentiated pleomorphic sarcoma (UPS; covering malignant fibrous histiocytoma) and synovial sarcoma) or bone sarcoma (ewing's sarcoma (including extraskeletal), osteosarcoma, and chondrosarcoma). [2] Only 1 patient enrolled with cervical neuroendocrine carcinoma. MID: Maximum Investigated Dose. PoC: Proof of Concept.

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ADCT-601 targeting AXL: Rationale and Differentiation

TARGET RELEVANCE

- AXL is expressed in multiple tumor types - including NSCLC, pancreatic, and sarcoma
- High expression of AXL is correlated to worse patient overall survival across these cancer types

AXL EXPRESSION[1]

	% of cases with high AXL expression	% of cases with any AXL Expression
Sarcoma (STS)	~30%	~90%
Pancreatic adenocarcinoma	~35%	60 – 70%
Non-small cell lung	20 – 25%	50 – 60%

CLINICAL STUDY STATUS & NEXT STEPS

- A Phase 1b study is ongoing including a monotherapy arm enrolling patients with sarcoma, pancreatic cancer and AXL-expressing NSCLC and a combination arm with gemcitabine in patients with sarcoma and pancreatic cancer
- Reached recommended dose of 13mg; dose optimization is ongoing
- In sarcoma, early signs of anti-tumor activity have been seen in monotherapy and combination with a tolerable safety profile in the dose range tested
- Enrolling patients in pancreatic cancer and expect to initiate NSCLC in 2H 2024

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1. Based on internal biomarker analysis as of 02/09/2024.

ADCT-601 Early Safety Results in Advanced / Metastatic Sarcoma

ADC THERAPEUTICS

Safety – ADCT-601 Monotherapy (STS)

Total (N=18)	N (%)
Any TEAE ≥ Gr3	9 (50.0)
Total Discontinued (%)	**Discontinuation due to Treatment (%)**
15 (83.3%)	3 (16.7)
Preferred Term	**Any TEAE ≥ Gr3 (%)**
Cheilitis	1 (5.6)
Abdominal pain	1 (5.6)
Drug-induced liver injury	1 (5.6)
Dyspnoea	1 (5.6)
Eczema	1 (5.6)
Generalized oedema	1 (5.6)
Oedema peripheral	1 (5.6)
Pulmonary embolism	1 (5.6)
Thrombocytopenia	1 (5.6)
Skin infections	1 (5.6)
Photosensitivity reactions	1 (5.6)
Lymphoedema	1 (5.6)
LFT increased	1 (5.6)
Hypotension	1 (5.6)
Alanine aminotransferase increased	1 (5.6)
Aspartate aminotransferase increased	1 (5.6)
Gamma-glutamyltransferase increased	2 (11.1)
Pleural effusion	1 (5.6)
Uncoded	1 (5.6)

Safety – ADCT-601 With Gemcitabine (Sarcoma)

Total (N=9)	N (%)
Any TEAE ≥ Gr3	8 (88.9)
Total Discontinued (%)	**Discontinuation due to Treatment (%)**
9 (100)	0
Preferred Term	**Any TEAE ≥ Gr3 (%)**
Anaemia	4 (44.4)
Pleural effusion	2 (22.2)
Thrombocytopenia	4 (44.4)
Alanine aminotransferase increased	1 (11.1)
Neutropenia	3 (33.3)
Neutrophil count decreased	3 (33.3)
Platelet count decreased	2 (22.2)
Gamma-glutamyltransferase increased	2 (22.2)
Arthralgia	1 (11.1)
Aspartate aminotransferase increased	1 (11.1)
Fatigue	1 (11.1)
Hypertension	1 (11.1)
Pleuritic pain	1 (11.1)
Pneumonia	1 (11.1)

17

Note: Data as of 12/04/2023. The data captured includes individual patients who experienced multiple AEs while on study.

18 ADCT - 601 Shows Early Signs of Anti - Tumor Activity as Monotherapy and in Combination in Sarcoma Patients Note: Data as of 12/04/2023. STS: Soft Tissue Sarcoma; NSCLC: Non - small cell lung cancer. ADCT - 601 Monotherapy (STS) -60% -50% -40% -30% -20% -10% 0% 10% 20% 30% 40% Baseline Week 6 Week 12 Week 21 15mg 13mg 11mg 7.5mg ADCT - 601 + Gemcitabine (Sarcoma) -60% -50% -40% -30% -20% -10% 0% 10% 20% 30% 40% 50% 60% Baseline Week 6 Week 12 Week 21 Week 30 Week 39 Week 48 % Change in Tumor Size 11mg 7.5 mg 3.8 mg Dose and schedule optimization at 13 mg initiated in STS and Pancreatic cancer; expect enrollment in NSCLC with FDA approved assay in 2H Dose optimization in combination with gemcitabine planned in Sarcoma and Pancreatic cancer Change in Tumor Size Over Time Change in Tumor Size Over Time PR PR PR PR

19 A Focused Research Strategy Areas of High Unmet Patient Need Targets Amenable to an ADC Approach Tumors with high incidence, high unmet need, and high chemo use Targets that are specific, highly expressed, and effectively internalized Optimized ADC Design Platform designed with validated toxin, linker, and conjugation chemistry

A growing toolbox with novel payloads, linkers and chemistries

ADC THERAPEUTICS

Antibody

- Extensive experience identifying and advancing compelling targets with high unmet need
- Focus on masking binding, conditional binding moieties, bispecifics and biparatropics

Payload

- Forged next-gen PBDs as novel warheads; first to bring PBD ADC from conception to market
- Advancing **next-gen payloads** to **improve selectivity, potency, therapeutic index**
  - Camptothecin derivatives
  - DNA damaging agents
  - Immunomodulators
  - Dual payloads

Linker

- **Proprietary linkers** that enable **increased plasma stability** and **controlled payload release with tunable DAR**[1]
  - Cleavable linkers
  - Reducible linkers
  - Non-cleavable linkers

Conjugation Technology

- Technologies enabling **precise site-specific attachment of diverse payloads**
  - Orthogonal conjugation approaches

Note: [1] DAR: Drug antibody ratio

20

21 Executing Our Research Strategy NaPi2b Claudin - 6 PSMA ASCT2 NSCLC OVARIAN PAYLOAD RELEASING EXATECAN PROSTATE ENDOMETRIAL CRC Areas of High Unmet Patient Need Optimized ADC Design Targets Amenable to an ADC Approach

Exatecan has the Potential to be Differentiated over Commercial-Stage Toxins such as DXd

EXATECAN V. DXD

Exatecan


NH2
F
N
N
O
O
OH
O

DXd


HO
O
NH
F
N
N
O
O
OH
O

EXATECAN ADVANTAGE

- Better potency
- No PgP[1] transport, enabling **enhanced intracellular presence**
- **Increased bystander effect,** leading to more cell death and enhancing therapeutic impact over DXd

EXATECAN ADC V. DXD ADC in CDX MODEL[2]


Mean Tumor Volume (mm³) ± SEM
1250
1000
750
500
250
0
0
10
20
30
40
Days
Vehicle
Isotype (10 mg/kg)
Antibody-DXd (15 mg/kg)
Antibody-exatecan (6.6 mg/kg)
Antibody-exatecan (10 mg/kg)

ADC THERAPEUTICS PLATFORM ADVANTAGE

- ADCT has developed a **novel hydrophilic linker** that enables efficient conjugation of exatecan
- Our exatecan-based ADCs **enable traceless release of exatecan** after internalization
- **Superior therapeutic index** driven by strong in vivo efficacy and excellent tolerability in cynomolgus monkey **without any signs of ILD**

Note: [1] PgP: P-glycoprotein; [2] Cell line derived xenograft (CDX) model is a renal leiomyoblastoma model, all arms dosed intravenously qdx1

Source: Weng et al., *Cancer Discov* (2023)

22

Developing Differentiated ADCs with a High Therapeutic Index

A novel hydrophilic, highly stable, protease-cleavable linker conjugated to Exatecan

		NaPi2b	Claudin-6	PSMA	ASCT2
Target description		Phosphate transporter	Adhesion protein	Enzymatic glycoprotein	Amino acid transporter
Tumor types of interest		NSCLC Ovarian cancer Endometrial cancer	NSCLC Ovarian cancer Endometrial cancer	Prostate cancer	NSCLC Colorectal cancer Heme Malignancies
Payload	Toxin	Exatecan	Exatecan	Exatecan	Exatecan
	Linker	Novel, hydrophilic, protease cleavable	Novel, hydrophilic, protease cleavable	Novel, hydrophilic, protease cleavable	Novel, hydrophilic, protease cleavable
Preclinical data		*in vitro* characterization *in vivo* efficacy NHP toxicology – Repeat-dose (Q3Wx2)	*in vitro* characterization *in vivo* efficacy NHP toxicology – Repeat-dose (Q3Wx2)	*in vitro* characterization *in vivo* efficacy Ongoing	*in vitro* characterization *in vivo* efficacy NHP toxicology – Repeat-dose (Q3Wx2)
Stage		IND-enabling	IND-enabling	Drug-candidate (2024)	Drug-candidate (2024)

Company expects to move forward with one drug candidate to IND and seek research collaboration(s) to advance broad portfolio

23

Note: [1] IND enabling studies have typically averaged approximately 18 months (13 – 24 months) after selection of the candidate; NHP: Non-human primate.

24 HEMATOLOGY ZYNLONTA, ADCT - 602 SOLID TUMORS ADCT - 601, Research Assets Business Development to Unlock Value Business Development Goals: U.S. EX - U.S. Co - development & Co - promote* Royalty & Milestones to ADCT Accelerate & Expand Asset Development 3 Non - dilutive Financing 2 Maximize Deal Value & Value Split 1 Direct Partnership *Flexible for alternative construct depending on economics. OVERLAND JOINT VENTURE Corporate Business Development Strategy for ADCT Portfolio

Delivering on Our Strategy

Milestones Achieved

- ☑ **LOTIS-7:** Completed dose escalation with all doses cleared
- ☑ **r/r FL and r/r MZL IITs:** Encouraging initial data shared
- ☑ **ADCT-601 (AXL):** Dose escalation completed in sarcoma
- ☑ **Research platform:** Shared pre-clinical data on exatecan-based platform and four lead candidates at Research Event

Upcoming Expected Milestones

- ❑ **ZYNLONTA**
  - ❑ Achieve commercial brand profitability in 2024
  - ❑ **LOTIS-7:** Part 2 with glofitamab enrollment complete with initial efficacy/safety update in 2H 2024; mature data in 1H 2025
  - ❑ **LOTIS-5:** Complete enrollment in 2H 2024
  - ❑ **r/r FL and r/r MZL IITs:** Updates at medical meetings in 2024 / 2025
- ❑ **ADCT-602 (CD22):** Additional data updates from Phase 1 study in 2H 2024
- ❑ **ADCT-601 (AXL):** Additional data updates from Phase 1 study in sarcoma, pancreatic cancer in 2H 2024; mature data in 1H 2025
- ❑ **Research platform:** Advancing a broad portfolio of investigational ADCs for solid tumor indications

- **Expected cash runway into mid 2026***
- **Exploring potential partnerships and licensing agreements**

*Cash runway assumes receipt of anticipated regulatory milestone payments under the Company's collaboration agreements and use of the amount it is required to maintain under its loan agreement .

❑ Solid Tumor ❑ Hematology

25

Appendix

27 LOTIS 7 Part 1 Dose Escalation Grade 3 and 4 Adverse Events Regardless of relatedness, Data as of April 19, 2024 *A patient may have more than one adverse event Total N=18 Arm F (Lonca + Mosun) N=9 Arm E (Lonca + Glofit) N=9 Patients Treated 18 (100%) 9 (100%) 9 (100%) Patients with any grade AE 8 (88.8%) 5 (55.5%) 3 (33.3%) Patients with Any Grade 3/4 AE 6 (33.3%) 4 (44.4%) 2 (22.2)%) Patients with Grade 3/4 Hematologic AE 1 (5.5%) 0 1 (11.1%) Lymphopenia 4 (22.2%) 3 (33.3%) 1 (11.1%) Neutropenia 1 (5.5%) 0 1 (11.1%) Thrombocytopenia 3 (16.6%) 3 (33.3%) 0 Anemia 4 (22.2%) 3 (33.3%) 1 (11.1%) Patients with Grade 3/4 Non - hematologic events 1 (5.5%) 0 1 (11.1%) Hypertension worsened 1 (5.5%) 1 (11.1%) 0 Bronchiectasis 1 (5.5%) 1 (11.1%) 0 Bronchitis 1 (5.5%) 1 (11.1%) 0 Decompensation cardiac 1 (5.5%) 1 (11.1%) 0 Pneumonia pseudomonal 1 (5.5%) 1 (11.1%) 0 Sepsis

28 LOTIS 7 Part 1 Dose Escalation Summary of Serious Adverse Events Regardless of relatedness, Data as of April 19, 2024 *CRS expressed as number of patients with at least 1 CRS event. 2 patients experienced multiple Grade 1 CRS events. 5 of 8 pat ients experiencing CRS coded SAE based on whether hospitalization required and/or prolonged. Total N=18 Arm F (Lonca + Mosun) N=9 Arm E (Lonca + Glofit) N=9 Patients Treated 6 (33.3%) 5 (55.5%) 1 (5.5%) Patients with any SAE 5 (27.7) (grade 1 or 2) 4 (44.4%) (grade 1 or 2) 1 (5.5%) (grade 1) Cytokine release syndrome* Grade per ASTCT Criteria 1 (5.5%) 1 (11.1%) 0 Sepsis 1 (5.5%) 1 (11.1%) 0 Dyspnea 1 (5.5%) 1 (11.1%) 0 Bronchiectasis 1 (5.5%) 1 (11.1%) 0 Bronchitis 1 (5.5%) 1 (11.1%) 0 Decompensation cardiac 1 (5.5%) 1 (11.1%) 0 Pneumonia pseudomonal 1 (5.5%) 1 (11.1%) 0 CRP increased

Current MZL Treatment Landscape

LoT / Epidemiology[1]	Treatment Paradigm[2]		
3L+ *# of treated patients per year* 0.8 – 1.3 K	Anti-CD20-based regimens	BTKis	T-cell-mediated therapy (Axi-cel)
2L *# of treated patients per year* 2.2 – 3.2 K	Anti-CD20-based regimens	BTKis	
1L *# of treated patients per year* 5.5 – 6.5 K	Anti-CD20-based regimens		

Areas of Focus (3L+ and 2L)

LoT: Line of Therapy. Source: 1. Clarivate DRG (2022), Global Data (2017), Cerner Enviza CancerMPact (2023); 2. NCCN Guidelines.

29

A Phase 2, Open-label, IIT Evaluating Safety and Efficacy of Loncastuximab in R/R MZL

ADC THERAPEUTICS

Clinical Design



R/R MZL Previously Treated with ≥ 1 Line of Systemic Therapy
CT / MRI or FDG- PET / CT
Bone Marrow
Loncastuximab 150 µg / kg (Day 1, +/- 3)
Cycles 1 – 2
CT / MRI or FDG- PET / CT based on PET Avidity at screening
Loncastuximab 75 µg / kg (Day 1 +/-3 q 21 days)
Cycles 3 – 6
30 Days
CT / MRI or FDG- PET / CT based on PET Avidity at screening
CR by Imaging
No CR by Imaging
Confirmation by bone marrow
End of Study / Follow-up

Study Overview

- A multi-institutional study of 50 patients with r/r MZL after previous systemic treatment (clinicaltrials.gov ID: NCT05296070)
- 2 sites currently enrolling, expanding to 5 sites
- Futility analysis after 20 patients

Study Rationale

- The null hypothesis is H_0: $P \leq P_0$, and the alternative hypothesis is H_a: P≥P1
- The best reported CR rate for relapsed MZL using single agent at study initiation was reported with umbralisib - 16% in 69 patients treated[1]
- Based on this estimate, under the null hypothesis, we assumed the CR rate (P) to be 16% (P_0)
- Expected a 15% increase in the CR rate, resulting in CR rate of 31% or greater. Thus, under the alternative hypothesis, the CR rate for the proposed treatment is 31% (P_1)

30

Source: 1. UTX-TGR-205 Study (two single-arm cohorts; total n = 710, total MZL n = 69).

31 Patient Baseline Characteristics from Initial Data 15 evaluable patients out of 20 enrolled patients as of 04/18/2024 *Prior lines of treatment included current standard of care including R - based regimens, systemic chemo, BTKis, and CAR - T. N Baseline Characteristics 15 Number of patients 64 (48 – 80) Age, average (range), years 3:12 Gender (M:F) Ethnicity 6 8 1 White non - Hispanic White Hispanic Black MZL type 11 (73%) 3 (20%) 1 (7%) EMZL, n (%) NMZL, n (%) SMZL, n (%) 15 ECOG 0 – 1 Stage 2 0 3 10 I II III IV 2 (1 – 4)* N of previous line of treatment 12/3 Relapsed/Refractory 8 POD24 N Previous Treatments 3 1 XRT Splenectomy Non - systemic 6 5 3 1 1 1 1 1 1 1 1 Rituximab R - CHOP BR R2 Ibrutinib Zanubrutinib Zevalin R - MVP RICE R - GemOx CAR - T Systemic

32 PR CR PD SD Patients on ZYNLONTA treatment Patient stopped treatment Patient stopped due to a toxicity ▪ 13 out of 15 patients with a CR, 1 out of 15 with a PR ▪ 9 out of 13 CRs were achieved after 2 cycles ▪ All patients achieving responses are maintaining them as of the data cutoff Initial Efficacy Findings ▪ ZYNLONTA was generally well - tolerated within the population and consistent with the known safety profile ▪ One patient discontinued after cycle 4 due to a toxicity which fully resolved upon discontinuation of treatment Initial Safety Findings Initial study results from University of Miami presentation at Lymphoma Research Foundation’s 2024 MZL Scientific Workshop Data as of March 30, 2024 Patients Time from Start (months) 5 10 15 20 25